FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE OF 1934

Date of Report (Date of Earliest Event Reported): November 10, 2005

TELEVIDEO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-11552	94-2383795
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS. Employer Identification No.)

2345 Harris Way, San Jose, California 95131
(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, Including Area Code: (408) 954-8333

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant

  Effective January 23, 2006, Burr, Pilger & Meyer LLP ("BPM") resigned as the independent certified public accountants for TeleVideo, Inc. ("TeleVideo" or the "Company").  The resignation of BPM was not approved by the TeleVideo Board of Directors.

 BPM's report on the Company's financial statements for the two fiscal years ended October 31, 2003 and October 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report was modified to include an explanatory paragraph wherein BPM expressed substantial doubt about the Company's ability to continue as a going concern and noted that the Company did not maintain adequate accounting records needed in order to provide stock option financial statement disclosures that are required under accounting principles generally accepted in the United States. However, as a result of this departure from accounting principles generally accepted in the United Stated, BPM noted there was no impact on the October 31, 2004 and 2003 consolidated balance sheets or the related consolidated statements of operations, stockholders' deficit or cash flows for each of the three years in the period ended October 31, 2004.

 During the Company's two fiscal years ended June 30, 2001 and June 30, 2000, as well as the subsequent interim period, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

 During the Company's two prior fiscal years as well as the subsequent interim period, BPM did not advise the Registrant of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

 TeleVideo has requested BPM to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.

Item 5.02.  Departure of Director

On November 10, 2005, TeleVideo received a letter of resignation from Robert E. Larson, a member of the TeleVideo Board of Directors, tendering his resignation from the board effective immediately.  Mr. Larson was also a member of the Audit Committee of the Board of the Directors.  A copy of the notice of resignation dated November 10, 2005 that Mr. Larson provided to the Company is filed with this report as Exhibit 99.1.  The resignation of Mr. Larson was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Item 9.01. Financial Statements and Exhibits.

   (c) Exhibits.

Exhibit Number	Description
99.1	Notice of resignation dated November 10, 2005 from Robert E. Larson, Director, to Dr. Philip Hwang, Chairman of the Board and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2006                                                                                TELEVIDEO, INC.

                                                                                                                        By:           /s/  K. Philip Hwang
        Name:            K. Philip Hwang
        Title:         Chief Executive Officer

EXHIBITS INDEX

Exhibit Number	Description
99.1	Notice of resignation dated November 10, 2005 from Robert E. Larson, Director, to Dr. Philip Hwang, Chairman of the Board and Chief Executive Officer.